UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 8, 2017, Cenveo, Inc., (the "Company") issued a press release (the “Release”) announcing its results of operations for the third quarter ended September 30, 2017. A copy of the Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announces that the Board of Directors of the Company has approved the appointment of Ian R. Scheinmann from being the Company’s Senior Vice President, Legal Affairs to being the Company’s General Counsel. Mr. Scheinmann remains the Company’s Secretary. The description of Mr. Scheinmann’s compensation and employment terms, as well as his biography, is available in the Company’s most recent definitive proxy statement, in which Mr. Scheinmann is a named executive officer, which proxy statement is filed with the Securities and Exchange Commission on March 28, 2017, and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

The Company has prepared and will present at its conference call scheduled for November 9, 2017, as referenced in the Release, slides containing the information is attached hereto as Exhibit 99.2 (the “Presentation Slides”) and is incorporated herein by reference.

By filing this Current Report on Form 8-K and furnishing the Presentation Slides, the Company makes no admission as to the materiality of any information in the Presentation Slides that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Presentation Slides is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in the Presentation Slides, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

* * * *

The information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits

(d)       Exhibits.

Exhibit
Number    Description

99.1	Press Release of Cenveo, Inc. dated November 8, 2017

99.2        Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2017

CENVEO, INC.

By:	/s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

99.1    Press Release of Cenveo, Inc. dated November 8, 2017

99.2    Presentation Slides